UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: November 7, 2006

                Date of earliest event reported: November 1, 2006


                              UNITED MEDICORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                         Commission File Number 1-10418


                 DELAWARE                                   75-2217002
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

           200 N. Cuyler Street
               Pampa, Texas                                    79065
 (Address of principal executive offices)                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (806) 669-9223

                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.03 Creation of a Direct Financial Obligation:
----------------------------------------------------

         On November 1, 2006, United Medicorp, Inc. ("UMC" or the "Company") completed a "Note And Warrant Purchase Agreement" (the "Agreement") with Stevens Financial Group, L.L.C., ("SFG"). Pursuant to the Agreement, UMC received $76,000 in cash from SFG on November 1. UMC agreed to issue 1,923,100 shares of UMC Common Stock to SFG to pay all costs and expenses that SFG and the Company incurred with respect to the negotiation, execution, delivery and performance of the Agreement and related transaction documents. In addition, UMC agreed to the following terms and conditions:

1) Pursuant to the Agreement, UMC signed a "Secured Promissory Note" in the principal amount of $76,000 (the "Note"). The Note has a term of one month, with repayment of all principal and interest due on December 1, 2006. The interest rate specified in the Note is 15% per annum. UMC management and SFG have verbally discussed the possibility that SFG will provide additional financing to UMC which will include refinancing the principal and interest due on December 1, 2006 under the Note. As of the date of this report, there has been no commitment made to UMC by SFG to provide such financing, and there is no agreement regarding the terms upon which such additional financing might be made available. There can be no assurance that SFG will agree to provide additional financing to UMC. If SFG does not agree to provide additional financing to UMC, there can be no assurance that UMC will be able to obtain another source of financing. If UMC is unable to obtain additional financing, the Company will be forced to consider a number of options, including selling its ongoing customer contracts, discontinuing operations, and liquidating its assets to pay its debts.

2) Pursuant to the Agreement, UMC signed a "Security Agreement". Under the Security Agreement, UMC granted to SFG a first position security interest in all of its personal property, including accounts receivable, and a second position security interest in its real property, consisting of the building UMC owns in Pampa, Texas.

3) Repayment of the Note is guaranteed by United Moneycorp, Inc., a wholly owned subsidiary of UMC.

4) Pursuant to the Agreement, UMC issued a "Warrant To Purchase Shares" (the "Warrant"). Under the Warrant, SFG has the right to purchase up to 3,800,000 shares of UMC Common Stock at an Exercise Price of $.01 per share for a term of 5 years, expiring on November 1, 2011.


Item 3.02 Unregistered Sales of Equity Securities:
--------------------------------------------------

As described above, on November 1, 2006, the Company completed the Agreement, which included a provision whereby the Company agreed to immediately issue 1,923,100 shares of UMC Common Stock to SFG. These shares, when issued, will not have been registered under the Securities Act of 1933.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              UNITED MEDICORP, INC.
                                  (Registrant)



By:  /s/ Peter W. Seaman                                Date: November 7, 2006
     ------------------------------------------               ----------------
     Peter W. Seaman
     Chairman and Chief Executive Officer
     (Principal Accounting Officer)










                                       3